                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-40034) and Form S-8 (Nos. 333-39756, 333-39758
and 333-40202) of Visteon Corporation of our report dated January 17, 2001 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Detroit, Michigan
February 26, 2001